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                                                         SEC File Nos. 033-02610
                                                                       811-04550



                               THE MAINSTAY FUNDS

                            MAINSTAY MAP EQUITY FUND
                           MAINSTAY EQUITY INDEX FUND



                          SUPPLEMENT DATED MAY 16, 2002
                                     TO THE
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002



                  This Supplement updates certain information contained in the above-dated Statement of Additional Information (the "SAI") of The MainStay Funds (the "Trust") regarding the MainStay MAP Equity Fund and the MainStay Equity Index Fund (the "Funds"). You may obtain a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

                  The information provided below updates information regarding the Fund and shall replace, in its entirety, the first sentence of the section of the SAI entitled "Investment Practices, Instruments and Risks Common to Multiple Funds - Zero Coupon Bonds":

                  The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest.


                                                                     MS14a-05/02